UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): May 29, 2019

TrustCo Bank Corp NY
(Exact Name of Registrant as specified in its charter)

NEW YORK	0-10592	14-1630287
State of Other Jurisdiction or Incorporation	Commission File Number	(IRS Employer Identification No.)

5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
(Address of Principal Executive Offices)

(518) 377-3311
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TRST	Nasdaq Global Select Market

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TrustCo Bank Corp NY

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 19, 2019, the Board of Directors (the “Board”) of TrustCo Bank Corp NY (the “Company” or “TrustCo”) approved the TrustCo Bank Corp NY 2019 Equity Incentive Plan (the “2019 Plan”), subject to shareholder approval. At TrustCo’s 2019 annual meeting of shareholders (the “Annual Meeting”), held on May 23, 2019, the shareholders of the Company considered and approved the 2019 Plan. In general, the 2019 Plan provides opportunities for employees, including executive officers and directors who are employees, and non-management directors to receive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units. A description of the terms of the 2019 Plan can be found under the heading “Proposal 4 - Approval of TrustCo Bank Corp NY 2019 Equity Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2019 (the “2019 Proxy Statement”), which description is incorporated by reference herein. Such description is only a summary and does not purport to be complete and is qualified in its entirety by reference to the 2019 Plan.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the shareholders at the Annual Meeting on May 23, 2019, the Company has amended its Certificate of Incorporation to (1) change the voting requirements on certain matters to a majority of votes cast in favor or against such action and (2) declassify its board of directors and provide for the annual election of directors beginning at the 2020 Annual Meeting (the “Charter Amendments”), as described in more detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 1, 2019 (the “2019 Proxy Statement”).

The Charter Amendments were effective upon filing with the New York Department of State on May 23, 2019 (the “Effective Date”). In connection with the Charter Amendments, and effective on the Effective Date of the Charter Amendments, the Company adopted amendments to its bylaws to make certain conforming revisions with respect to the election of directors by a majority of votes cast, the elimination of the classified board of directors and to provide for annual election of directors beginning at the 2020 Annual Meeting.

The text of the Charter Amendments is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference. The text of the Amended and Restated Bylaws is attached as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

TrustCo held the Annual Meeting on May 23, 2019.  Dennis A. DeGennaro and Brian C. Flynn were elected as directors for three-year terms expiring at the Company’s 2022 Annual Meeting. The proposed Charter Amendments were approved by shareholders. The proposed 2019 Plan was approved by shareholders. The Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers (“Say on Pay”), received the support of 96.12% of the shares voted (70.85 % of shares outstanding). The appointment of Crowe LLP as TrustCo’s independent auditors for 2019 was ratified by shareholders. The table below provides the vote count with respect to each item considered and voted upon at the Annual Meeting. The total number of shares eligible to vote as of the record date was 96,749,215 shares, and a majority of the outstanding shares was 48,374,608 shares.

	For	Withhold	For as a percentage of total shares voted	Broker Non- Vote
Dennis A. DeGennaro	69,237,849	2,986,990	95.86	11,898.382
Brian C. Flynn	70,173,357	2,051,482	97.16	11,898,382

	For	Against	Abstain	For as a percentage of total shares voted	Broker Non- Vote
Certificate of Incorporation Amendment to Change the Vote for Approval of Certain Shareholder Matters	69,964,222	1,641,560	619,057	97.70	11,898,382

	For	Against	Abstain	For as a percentage of total shares voted	Broker Non- Vote
Certificate of Incorporation Amendment to Declassify the Board of Directors	70,385,268	1,186,132	653,439	98.34	11,898,382

	For	Against	Abstain	For as a percentage of total shares voted	Broker Non- Vote
Approval of 2019 Equity Incentive Plan	68,871,288	2,507,017	846,534	96.48	11,898,382

	For	Against	Abstain	For as a percentage of total shares voted	Broker Non- Vote
Approval of Nonbinding Advisory Resolution on the Compensation of TrustCo’s Named Executive Officers	68,547,698	2,765,601	911,540	96.12	11,898,382

	For	Against	Abstain	For as a percentage of total shares voted	Broker Non- Vote
Ratification of Crowe LLP	82,042,495	1,400,422	680,304	98.32	-

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amendments to the Certificate of Incorporation of TrustCo Bank Corp NY effective on May 23, 2019.

3.2	Amended and Restated Bylaws of TrustCo Bank Corp NY effective on May 23, 2019.

10.1	TrustCo Bank Corp NY 2019 Equity Incentive Plan (incorporated by reference to Appendix B to TrustCo Bank Corp NY’s Definitive Proxy Statement on Schedule 14A filed April 1, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 29, 2019
TRUSTCO BANK CORP NY
(Registrant)
	By:	/s/ Michael M. Ozimek
Michael M. Ozimek
Executive Vice President and
Chief Financial Officer